UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 22, 2008 (August 21, 2008)
Corrections Corporation of America
(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)
10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)
(615) 263-3000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-10.1 First Amendment to Second Amended and Restated Employment Agreement
Ex-10.2 First Amended and Restated Employment Agreement
Ex-10.3 First Amended and Restated Employment Agreement

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 21, 2008, Corrections Corporation of America (the “Company”) and John D. Ferguson, Chairman of the Board of Directors and Chief Executive Officer of the Company, entered into an amendment to Mr. Ferguson’s employment agreement to reflect Mr. Ferguson’s current positions with the Company. The amendment is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety by this reference.
     On August 21, 2008, the Company entered into amended and restated employment agreements with each of Damon T. Hininger and Anthony L. Grande in connection with their previously disclosed appointments as President and Chief Operating Officer and Executive Vice President and Chief Development Officer, respectively, of the Company. Mr. Hininger’s amended and restated employment agreement amends his previous agreement with the Company to reflect his new position as President and Chief Operating Officer and increases his base salary to $325,000 per year, which shall be reviewed on an annual basis by the Company’s Board of Directors. Mr. Grande’s amended and restated employment agreement amends his previous agreement with the Company to reflect his new position as Executive Vice President and Chief Development Officer and increases his base salary to $270,000, which shall be reviewed on an annual basis by the Company’s Board of Directors. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the amended and restated employment agreements of Mr. Hininger and Mr. Grande, which are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
10.1	First Amendment to Second Amended and Restated Employment Agreement, dated as of August 21, 2008, with John D. Ferguson.

10.2	First Amended and Restated Employment Agreement, dated as of August 21, 2008, with Damon T. Hininger.

10.3	First Amended and Restated Employment Agreement, dated as of August 21, 2008, with Anthony L. Grande.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 22, 2008	CORRECTIONS CORPORATION OF AMERICA
	By:	/s/ Todd J Mullenger
Todd J Mullenger
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
10.1	First Amendment to Second Amended and Restated Employment Agreement, dated as of August 21, 2008, with John D. Ferguson.

10.2	First Amended and Restated Employment Agreement, dated as of August 21, 2008, with Damon T. Hininger.

10.3	First Amended and Restated Employment Agreement, dated as of August 21, 2008, with Anthony L. Grande.